UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2010

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15339 (Commission file number)	52-2183153 (IRS employer identification number)

1818 Market Street, Suite 3700, Philadelphia, Pennsylvania 199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)	19103 06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On March 22, 2011, Chemtura Corporation (“Chemtura” or the “Company”) entered into Amendment No. 1 ("Amendment No. 1") to the senior secured revolving facility credit agreement (the “Senior Asset Based Facility Agreement”), among Chemtura and certain of its subsidiaries named therein, as borrowers, Bank of America, N.A., as administrative agent and collateral agent (the “Administrative Agent”), the other agents party thereto and the Lenders party thereto.  Amendment No. 1 permits Chemtura to amend the existing term loan facilities (and refinance those facilities in connection with such an amendment) to provide for principal amortization not exceeding 1% of the total principal amount of the term loan facilities (such percentage calculated as of the date of any such amendment to the term loan facilities).  Amendment No. 1 also clarifies that Chemtura may, in connection with an otherwise permitted amendment to the existing term loan facilities that refinances those facilities, increase the term loan facilities up to the maximum amount permitted under the debt incurrence covenant contained in the Senior Asset Based Facility Agreement.  The foregoing summary of Amendment No. 1 is qualified in its entirety by reference to the actual Amendment No. 1, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding Amendment No. 1 set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
4.1
Amendment No. 1 to the Senior Secured Revolving Credit Facility Agreement, dated as of March 22, 2011, among Chemtura Corporation and certain of its subsidiaries named therein, as borrowers, Bank of America, N.A., as administrative agent and collateral agent, the other agents party thereto and the Lenders party thereto.

Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation
(Registrant)

By:	/s/ Billie S. Flaherty
Name:	Billie S. Flaherty
Title:	SVP, General Counsel & Secretary

Date:	March 28, 2011

Exhibit Number	Exhibit Description
4.1
Amendment No. 1 to the Senior Secured Revolving Credit Facility Agreement, dated as of March 22, 2011, among Chemtura Corporation and certain of its subsidiaries named therein, as borrowers, Bank of America, N.A., as administrative agent and collateral agent, the other agents party thereto and the Lenders party thereto.